Subsequent Events	12 Months Ended
Dec. 31, 2015
Subsequent Events [Abstract]
Subsequent Events
8. Subsequent Events

On February 5, 2016, the Company entered into a letter agreement (“Agreement”) with a third party contract manufacturing organization (“CMO”) pursuant to which the CMO is to provide services to Nemus for process development and analytical method development and qualification for Nemus’ prodrug of tetrahydrocannabinol, or THC, as well as for sample production and a stability study.

Pursuant to the terms of the Agreement, Nemus will pay an estimated $154,000 to $183,000 in fees and expenses for the initial evaluation and development of a process for the production of Nemus’ pro-drug of THC to ensure reproducibility, quality and safety and an estimated $142,900 for analytical method development and qualification.  After the initial evaluation and development, Nemus has agreed to pay additional fees and expenses for sample production of Nemus’ pro-drug of THC and a stability study, as well as possible extensions to or modifications of the aforementioned projects.

Nemus may at any time cancel or delay any project under the Agreement prior to the scheduled start date.  Nemus must reimburse the CMO for costs incurred prior to and including the date of cancellation plus any reasonable and foreseeable costs associated with stopping work on any project, including the CMO’s loss of revenue incurred as the result of reserving production facilities for Nemus’ exclusive use. Nemus may terminate the Agreement in whole or in part at any time upon 30 days’ written notice.